                                                                   EXHIBIT 10.10


                        SECURITIES REPURCHASE AGREEMENT


          THIS AGREEMENT is made as of October 6, 1998 by and between ACN Holdings, LLC, a Delaware limited liability company (the "Company"), David Unger
                                                          -------
(the "Executive"), and ABRY Broadcast Partners III, L.P., a Delaware limited
      ---------
partnership ("ABRY").
              ----

          The Company, Executive and ABRY desire to enter into this Agreement in order to, among other things, set forth certain terms and conditions relating to the vesting of and right to repurchase certain Class B Units of the Company acquired by Executive (the "Incentive Units") pursuant to that certain Investor
                            ---------------
Securities Purchase Agreement dated as of the date hereof (as in effect from time to time, the "Investor Securities Purchase Agreement") by and among ABRY,
                   --------------------------------------
the Company, ACN Operating, LLC ("ACN") and the other parties thereto.  Each
                                  ---
capitalized term used but not otherwise defined herein is defined in Section 3. Each capitalized term used and not otherwise defined in Section 3 has the meaning ascribed to it in the Investor Securities Purchase Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          1.   Vesting of Incentive Units.  The Incentive Units of each Class
               --------------------------
shall "vest" as provided in this Section 1. As of any date, the total number of Incentive Units of any Class which will be "Vested Units" shall equal the product of the total number of Incentive Units of such Class multiplied by the applicable "Percentage" set forth in the following Schedule for such date; provided that all of the Incentive Units shall be "Vested Units" upon a Sale of
--------
the Company; provided further, that on the date upon which Executive's
             -------- -------
employment by the Company or any of its Subsidiaries terminates, vesting shall cease, with the effect that from and after such date the total number of Incentive Units of any Class which will be Vested Units shall equal the number of Incentive Units of such Class which were "Vested Units" on the date of such termination, whether or not a Sale of the Company occurs thereafter.

                                   SCHEDULE
                                   --------

                                  Date                                                           Percentage
--------------------------------------------------------------------------------            --------------------
prior to the 1st anniversary of the date hereof,                                                      0%
if no sale of the Company has occurred

1st anniversary, and prior to the 2nd anniversary of the date hereof,                                10%
if no Sale of the Company has occurred

on or after the 2nd anniversary, and prior to the 3rd anniversary of the date                        30%
hereof, if no Sale of the Company has occurred

on or after the 3rd anniversary, and prior to the 4th anniversary of the date                        50%
hereof, if no Sale of the Company has occurred

on or after the 4th anniversary, and prior to the 5th anniversary of the date                        75%
hereof, if no Sale of the Company has occurred

on or after the 5th anniversary, or if a Sale of the Company has occurred                           100%

As of any date, the term "Unvested Units" of any Class means the Incentive Units
                          --------------
of such Class which are not Vested Units.

          2.   Repurchase of Unvested Units.  The Company or ABRY may repurchase
               -----------------------------
the Unvested Units of each Class in the event that Executive's employment by the Company or any of its Subsidiaries terminates (the "Repurchase Right"). Such
                                                    ----------------
right shall be exercisable at any time within 18 months after the date of such termination. The aggregate repurchase price for all Unvested Units shall be $1.00.

          3.   Definitions.
               -----------

          "Class B Units" has the meaning set forth in the LLC Agreement.
           -------------

          "Permitted Transferee" has the meaning set forth in the Members
           --------------------
Agreement.

          "Sale of the Company" has the meaning set forth in the Members
           -------------------
Agreement.

          4.   General Provisions.
               ------------------

          (a)  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (b)  Successors and Assigns.  This Agreement shall bind and inure to
               ----------------------
the benefit of and be enforceable by the Company, Executive and ABRY and their respective successors and assigns (including subsequent holders of Incentive Units); provided, that the rights and obligations of Executive (and his
        --------
Permitted Transferees) under this Agreement shall not be assignable except in connection with a transfer of Incentive Units permitted by the Members Agreement.

          (c)  Remedies.  Each of the parties to this Agreement shall be
               --------
entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (d)  Amendment and Waiver.  The provisions of this Agreement may be
               --------------------
amended and waived only with the prior written consent of the Company, Executive and ABRY.

          (e)  Business Days.  If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (f)  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (g)  Governing Law.  All issues and questions concerning the
               -------------
construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (h)  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company, Executive and ABRY at the respective addresses indicated below:


If to the Company, to:

          ACN Holdings, LLC
          c/o ACN Operating, LLC
          3 Nashua Court, Suite B
          Baltimore, MD  21221
          Attn:  Joseph Koff, President

          with a copy (which will not constitute notice to the Company) to:

          ABRY Partners, Inc.
          18 Newbury Street
          Boston, MA 02116
          Attention:  Royce Yudkoff

If to Executive to:

          David Unger
          The Excelsior
          303 East 57th Street, Apt. 30G
          New York, NY 10022
          SS# ###-##-####

          with a copy (which will not constitute notice to Executive) to:

          Baer Marks & Upham LLP
          805 Third Avenue
          New York, NY 10022
          Attention:  Anne E. Pitter, Esq.

If to ABRY, to:

          ABRY Broadcast Partners III, L.P.
          c/o ABRY Partners, Inc.
          18 Newbury Street
          Boston, MA 02116
          Attention:  Royce Yudkoff

          with a copy (which will not constitute notice to ABRY) to:

          Kirkland & Ellis
          153 East 53rd Street
          New York, NY 10022
          Attention: John L. Kuehn, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (i)  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (j)  Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT HEREBY
               --------------------
WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

          (k)  No Strict Construction.  The parties hereto have participated
               ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (l)  Entire Agreement.  Except as otherwise expressly set forth
               ----------------
herein, this agreement and the other agreements referred to herein embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Securities Repurchase Agreement as of the date first written above.


                                       ACN HOLDINGS, LLC



                                       By:  /s/ PENI GARBER
                                            -------------------------------
                                            Name:  Peni Garber
                                            Title: Vice President


                                            /s/ DAVID UNGER
                                            -------------------------------
                                            DAVID UNGER



                                       ABRY BROADCAST PARTNERS III, L.P.

                                       By:  ABRY Equity Investors, L.P.
                                       Its: General Partner

                                       By:  ABRY Holdings III, Inc.
                                       Its: General Partner



                                       By:  /s/ ROYCE YUDKOFF
                                            -------------------------------
                                            Name:
                                            Title:

                                                                      Schedule I
                                                                      ----------


                     No. Of Units                  Class
                ---------------------       ---------------------
                         251                        B-1
                         252                        B-2
                         251                        B-3